                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the inclusion in this Registration Statement on Form S-4 of Delta Holdco Corp. filed on January 9, 2002, of our report dated April 30,
2001, related to Franco-Nevada Mining Corporation Limited's financial statements for the year ended March 31, 2001 and to the references to our Firm under the heading "Experts" included in this registration statement.


/s/ PricewaterhouseCoopers LLP

Toronto, Canada
January 9, 2002